UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address of principal executive offices, including ZIP code)

(877) 855-7243

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Class A common stock, par value $0.01 per share	Trading Symbol(s) VRS	Name of each exchange on which registered New York Stock Exchange

Item 8.01 Other.

On June 13, 2019, the Company issued a press release announcing the reengagement of Houlihan Lokey Capital, Inc., as the Company’s financial advisor to explore strategic alternatives and approval by its board of directors of adoption of a stockholder rights plan. A copy of the press release is included as Exhibit 99.1 to this report. The press release, including the information contained therein, is furnished pursuant to Item 8.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso’s previous or future filings under the under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Verso Corporation dated June 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSO CORPORATION

Date: June 13, 2019	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of Verso Corporation dated June 13, 2019.